UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 25, 2026
Spruce Power Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

820 Gessner Road, Suite 500, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(866) 777-8235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed, the 2026 annual meeting of stockholders (the "Annual Meeting") of Spruce Power Holding Corporation (the “Company”) originally convened on August 11, 2026, was adjourned to August 25, 2026, following the approval by the Company's stockholders of Proposal Six, the proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate.

On August 25, 2026, the Company reconvened the Annual Meeting. At the reconvened Annual Meeting, the Company’s stockholders voted on the following proposals: (1) the election of two Class C directors to serve until the 2029 Annual Meeting of Stockholders, (2) approval, in an advisory and non-binding vote, of the compensation of the Company’s named executive officers, (3) ratification of the appointment of CohnReznick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, (4) the redomiciliation of the Company from Delaware to Texas; and (5) transfer restrictions in the Company’s charter that are intended to preserve the tax benefits associated with the Company’s net operating losses. On June 16, 2026, the record date for stockholders entitled to notice of, and to vote at, the Annual Meeting, there were 18,369,300 shares of the Company’s common stock issued and outstanding.

The two Class C director nominees were elected, and all other matters were approved by the Company’s stockholders. The voting results with respect to each matter are set out below.

Proposal One Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jonathan J. Ledecky	10,252,478	1,144,057	3,715,100
Jack L. Howard	10,625,131	771,406	3,715,098

Proposal Two: Advisory vote regarding the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,180,766	1,111,210	104,557	3,715,102

Proposal Three: Ratification of the appointment of CohnReznick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

Votes For	Votes Against	Abstentions
14,534,523	467,162	109,950

Proposal Four: Redomiciliation of the Company from Delaware to Texas

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,817,762	1,484,701	94,072	3,715,100

Proposal Five: Transfer restrictions in the Company’s charter that are intended to preserve the tax benefits associated with the Company’s net operating losses

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,429,680	875,680	91,177	3,715,098

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: August 26, 2026	By:	/s/ Thomas James Cimino
	Name:	Thomas James Cimino
	Title:	Chief Financial Officer
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